A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments

(Unaudited)

September 30, 2025

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Alyeska Fund, L.P.	US/Canada	$6,494,877	$9,313,459	10.43%	12/1/2022	Monthly	90 days	9/30/2025		$9,313,459
Anomaly Capital, L.P.	Global	7,500,000	8,790,786	9.85	8/1/2023	Custom Quarterly Dates	60 days	10/31/2025	(d),(e)	$1,544,780
Averill Partners L.P.	US/Canada	2,989,589	3,607,742	4.04	5/1/2021	Quarterly	60 days	9/30/2025	(d),(f)	$416,997
Bay Pond Partners, L.P.	Global	5,000,000	6,667,789	7.47	11/1/2024	Quarterly	45 days	9/30/2025	(d)	$1,666,947
Crake Global US Feeder L.P.	Global Markets	3,712,164	8,396,343	9.42	10/1/2019	Monthly	45 days	9/30/2025		$8,396,343
Davidson Kempner Talonite Fund LP	Europe including UK	5,000,000	5,073,783	5.68	8/1/2025	Quarterly	60 days	9/30/2025		$5,073,783
Jericho Capital Partners L.P.	US/Canada	1,746,743	7,647,260	8.57	6/1/2011	Quarterly	60 days	9/30/2025		$7,647,260
Lodge Hill Fund, L.P.	US/Canada	4,000,000	4,474,985	5.01	2/1/2024	Quarterly	45 days	9/30/2025		$4,474,985
Merewether Cyclicals Partners, LP	US/Canada	4,000,000	4,123,812	4.62	7/1/2025	Quarterly	45 days	6/30/2026	(g)	$4,123,812
Point72 Capital, L.P.	Global	4,742,461	9,132,053	10.24	6/1/2018	Quarterly	45 days	9/30/2025	(d)	$2,283,013
Point72 Turion Onshore, L.P.	US/Canada	3,330,000	3,944,791	4.42	2/1/2025	Quarterly	65 days	3/31/2026	(d),(g)	$986,198
Sachem Head LP	US/Canada	4,000,000	5,666,697	6.35	7/1/2024	Quarterly	65 days	9/30/2025	(d)	$1,416,574
The Thomist Fund, L.P.	US/Canada	2,500,000	3,819,775	4.28	6/1/2022	Monthly	45 days	9/30/2025		$3,819,775
Visium Balanced Offshore Fund, Ltd.	US/Canada	—	—	0.00	6/1/2011	N/A	N/A	N/A	(h)	N/A
WT China Fund Ltd.	Great China	1,834,251	6,866,558	7.69	3/1/2019	Monthly	45 days	9/30/2025		$6,866,558

Equity Hedged Subtotal		56,850,085	87,525,833	98.07

Total Investment Funds		$56,850,085	$87,525,833	98.07%

Cash Equivalents	Shares	Cost	Fair Value	% of Members’ Capital
UBS Select Treasury Institutional Fund, 4.01% (i)	620,096	$620,096	$620,096	0.69%

Total Cash Equivalents	620,096	$620,096	$620,096	0.69%

Total Investments and Cash Equivalents		$57,470,181	$88,145,929	98.76%
Other Assets less Liabilities			1,110,129	1.24

Members’ Capital			$89,256,058	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	A portion of this holding ($2,611,667) is under lock-up and is not redeemable without paying a fee.
(f)	A portion of this holding ($1,939,753) is under lock-up and is not redeemable without paying a fee.
(g)	This holding is under lock-up and is not redeemable without paying a fee.
(h)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(i)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) LLC. The rate shown is the current yield as of September 30, 2025. The audited financial statements of this entity can be found at www.sec.gov.

Complete information about the Investment Funds’ underlying investments is not readily available.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

September 30, 2025

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $87,525,833. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $87,525,833) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of September 30, 2025, the Investment Funds in the equity hedged strategy had $41,933,670 representing 48% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $12,620,023, representing 14% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investments ranges from 3-12 months at September 30, 2025. Investment Funds representing less than 1% of the value of investments in this category are held in side pockets or in liquidation; therefore, the redemption notice period is no longer effective for these investments and the liquidation of assets is uncertain.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of September 30, 2025.

Please refer to the June 30, 2025 financial statements for full disclosure on the Fund’s portfolio valuation methodology.